Execution Version

Exhibit 10.5

AMENDMENT AND RESTATEMENT AGREEMENT, dated as of April 25, 2018 (this “Agreement”), relating to the AMENDED AND RESTATED REVOLVING LOAN FACILITY CREDIT AGREEMENT, dated as of May 2, 2014, as amended and restated as of February 19, 2016, and as further amended by the First Amendment, dated as of June 22, 2017 (the “Existing Credit Agreement”), among CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., an exempted limited company incorporated under the laws of Bermuda (“Borrower”), the lenders party thereto from time to time (the “Lenders”) and TIME WARNER INC., a Delaware corporation (“Time Warner”), as administrative agent (in such capacity, the “Administrative Agent”).
WHEREAS, the Lenders have agreed to extend credit to Borrower under the Existing Credit Agreement on the terms and subject to the conditions set forth therein;
WHEREAS, in connection with the (a) execution and delivery by the parties thereto of certain amendments to the 2015 Third Party Credit Agreement, 2016 Third Party Credit Agreement, 2015 Refinancing Hedge (as defined in the Reimbursement Agreement) and 2016 Refinancing Hedge (as defined in the Reimbursement Agreement) and (b) amendment and restatement of the Reimbursement Agreement (the transactions described in clauses (a) and (b), collectively with the execution and delivery by the parties hereto of this Agreement, the “2018 Transactions”), Borrower has requested that the Lenders agree to amend and restate the Existing Credit Agreement in order to (i) increase the Commitments thereunder to $75,000,000 and (ii) effect certain other amendments as set forth herein; and
WHEREAS, the Lenders are willing to amend and restate the Existing Credit Agreement on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Existing Credit Agreement.
SECTION 2.     Amendment and Restatement of Existing Credit Agreement. (a) Effective as of the Second Restatement Effective Date (as defined below), (i) the Existing Credit Agreement is hereby amended and restated in the form of Exhibit A hereto (the Existing Credit Agreement, as so amended and restated, being referred to as the “Restated Credit Agreement”) and (ii) Schedule 2.01 to the Existing Credit Agreement is hereby amended and restated in the form of Schedule 2.01 attached to the Restated Credit Agreement.
(b)     Except as expressly set forth above and therein, all Schedules and Exhibits to the Existing Credit Agreement will continue in their present forms as Schedules and Exhibits to the Restated Credit Agreement.
SECTION 3.     Representations and Warranties. Borrower hereby represents and warrants on and as of the date hereof that (i) this Agreement is within Borrower’s powers and has been duly authorized by all necessary corporate and, if required, stockholder action of Borrower, (ii) this Agreement has been duly executed and delivered by Borrower, (iii) this Agreement constitutes a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (iv) no Default or Event of Default has occurred and is continuing, (v) consummation of the 2018 Transactions by the Borrower will not result in a Default or Event of Default, and (vi) the representations and warranties set forth in Article III of the Restated Credit Agreement and in the other Loan Documents are true and correct in all material respects (unless any such representation or warranty is already qualified by materiality, in which case, such representation or warranty is true and correct in all respects), with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (unless any such representation or warranty is already qualified by materiality, in which case, such representation or warranty is true and correct in all respects) as of such earlier date.
SECTION 4.     Effectiveness. This Agreement and the amendment and restatement of the Existing Credit Agreement in the form of the Restated Credit Agreement shall become effective as of April 26, 2018 (the “Second Restatement Effective Date”), the date on which each of the following actions, conditions and deliveries shall have been completed (or waived by the Lenders):
(a)     the Administrative Agent (or its counsel) shall have received (i) from Borrower, a duly executed counterpart of this Agreement and (ii) from each Subsidiary Guarantor, a duly executed counterpart of the Acknowledgment and Consent substantially in the form of Exhibit B hereto (the “Acknowledgment and Consent”) (including, in each case, a fax or email pdf transmission of a duly executed counterpart).
(b)     the Administrative Agent shall have received from Borrower reasonably satisfactory evidence that the 2018 Transactions to occur on or before Second Restatement Effective Date shall have occurred on or before the Second Restatement Effective Date.
(c)     the Administrative Agent shall have received from each Loan Party such documents and certificates as the Administrative Agent reasonably requested relating to (i) the organization and existence in good standing (if applicable) of each Loan Party, and (ii) the authorization of the 2018 Transactions and any other legal matters relating to such Loan Party, this Agreement or the Acknowledgment and Consent, all in form and substance reasonably satisfactory to the Administrative Agent.
(d)     the Administrative Agent shall have received a certificate of the Secretary, Assistant Secretary or managing director, as applicable, of each Loan Party certifying the names and true signatures of the officers, directors or managing director, as applicable, of such Loan Party authorized to sign this Agreement or the Acknowledgment and Consent, as applicable, to be delivered by such Loan Party on or before the Second Restatement Effective Date (or, to the extent applicable, a certificate of the Secretary, Assistant Secretary or managing director, as applicable, of such Loan Party certifying that there have been no changes in the identity of the officers, directors or managing director of such Loan Party since such certificate delivered in connection with the 2016 Effective Date).
(e)     Each of the representations and warranties made by Borrower set forth in Section 3 hereof shall be true and correct, subject to the qualifications and to the extent set forth in Section 3.
(f)     the Administrative Agent shall have received from Borrower a written opinion (addressed to the Administrative Agent and the Lenders and dated the Second Restatement Effective Date) of (i) DLA Piper UK LLP, U.S. counsel for the Loan Parties with respect to this Agreement and the Acknowledgment and Consent, (ii) Conyers Dill & Pearman, Bermuda counsel for the Loan Parties with respect to this Agreement, and (iii) Loyens and Loeff N.V., Dutch and Curaçao counsel for the Reimbursement Parties with respect to the Pledge Agreements (which opinion shall, without limitation, confirm that the security rights created under the Pledge Agreements are not affected by the amendment and restatement of existing agreements pursuant to this Agreement and that certain Amendment and Restatement Agreement dated the date hereof with respect to the Reimbursement Agreement), in each case in form and substance reasonably satisfactory to the Administrative Agent.
It is understood and agreed that actions to be taken and documents to be delivered with respect to the conditions specified in paragraph (a) and paragraphs (c) through (f) in this Section 4 shall be so taken or delivered, as applicable, on or before April 25, 2018, and the condition specified in paragraph (b) in this Section 4 shall be satisfied on or about April 26, 2018 upon the payment by Borrower and/or CME BV of consent fees to the lenders in connection with the amendments to the 2015 Third Party Credit Agreement and 2016 Third Party Credit Agreement, and the entry into the extensions of the 2015 Refinancing Hedge and 2016 Refinancing Hedge.

SECTION 5.     Effect of this Agreement. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.
(b)     Borrower and, by execution and delivery of the Acknowledgment and Consent, each other Loan Party, acknowledges and agrees that all of its obligations, liabilities and indebtedness under each Loan Document, including guarantee obligations, shall remain in full force and effect, in accordance with applicable law, on a continuous basis after giving effect to this Agreement.
(c)     On the Second Restatement Effective Date, the Existing Credit Agreement shall be amended and restated in its entirety in the form of the Restated Credit Agreement. Each party hereto and, by execution and delivery of the Acknowledgment and Consent, each other Loan Party, acknowledges and agree that (i) this Agreement and the other Loan Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation or repayment and reborrowing of the Loans and other obligations under the Existing Credit Agreement or the other Loan Documents as in effect prior to the Second Restatement Effective Date and which remain outstanding as of the Second Restatement Effective Date, (ii) the Loans and other obligations under the Existing Credit Agreement and the other Loan Documents are in all respects continuing (in the case of the Loans and other obligations under the Existing Credit Agreement, as amended and restated hereby and which are in all respects hereinafter subject to the terms of the Restated Credit Agreement ) and (iii) the liens and security interests as granted under the Security Documents securing payment of such Loans and other obligations are in all respects continuing (without interruption) and in full force and effect and are reaffirmed hereby.
(d)     On and after the Second Restatement Effective Date, each reference to the Revolving Loan Facility Credit Agreement in any other Loan Document shall be deemed to be a reference to the Restated Credit Agreement.
(e)     For the avoidance of doubt, any Default or Event of Default that occurred under the Existing Credit Agreement prior to the Second Restatement Effective Date and is continuing on the Second Restatement Effective Date shall constitute a Default or Event of Default, as applicable, under Restated Credit Agreement.
SECTION 6.     Interpretation. This Agreement shall constitute a Loan Document for the purposes of the Restated Credit Agreement and the other Loan Documents.
SECTION 7.     Governing Law; Jurisdiction; Consent to Service of Process.
(a)     This Agreement shall be construed in accordance with and governed by the law of the State of New York.
(b)     Each party to this Agreement and, by execution and delivery of the Acknowledgment and Consent, each other Loan Party, hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c)     Each party to this Agreement and, by execution and delivery of the Acknowledgment and Consent, each other Loan Party, hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 7. Each of the parties hereto and, by execution and delivery of the Acknowledgment and Consent, each other Loan Party, hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)     Each party to this Agreement and, by execution and delivery of the Acknowledgment and Consent, each other Loan Party, irrevocably consents to service of process in the manner provided for notices in Section 8.01 of the Existing Credit Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
SECTION 8.     Expenses. Borrower agrees that it will promptly, but in no event later than three (3) Business Days following delivery of an invoice therefor, pay all fees and expenses reasonably incurred by the Administrative Agent by its counsel (x) Willkie Farr & Gallagher LLP, (y) Stibbe, in respect of certain Dutch law matters and (z) Spigt Dutch Carribean, in respect of certain Curaçao law matters, in each case in connection with this Agreement and the other 2018 Transactions.
SECTION 9.     Miscellaneous. Sections 8.01, 8.04(a), 8.05, 8.06, 8.07, 8.10 and 8.11 of the Existing Credit Agreement shall be applicable to this Agreement as though set forth herein, mutatis mutandis.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., as Borrower

By:	/s/ David Sturgeon
Name: David Sturgeon
Title: Chief Financial Officer

[Signature Page to Amendment and Restatement Agreement (Revolving Loan Facility Credit Agreement)]

TIME WARNER INC., as the Administrative Agent and as a Lender

By:	/s/ Edward B. Ruggiero
Name: Edward B. Ruggiero
Title: Senior Vice President & Treasurer

[Signature Page to Amendment and Restatement Agreement (Revolving Loan Facility Credit Agreement)]

EXHIBIT A TO
AMENDMENT AND RESTATEMENT AGREEMENT

RESTATED CREDIT AGREEMENT

[See attached.]

EXHIBIT B TO
AMENDMENT AND RESTATEMENT AGREEMENT
ACKNOWLEDGMENT AND CONSENT
Reference is made to the AMENDMENT AND RESTATEMENT AGREEMENT, dated as of April 25, 2018 (the “Restatement Agreement”), relating to the AMENDED AND RESTATED REVOLVING LOAN FACILITY CREDIT AGREEMENT, dated as of May 2, 2014, as amended and restated as of February 19, 2016 , and as further amended by the First Amendment, dated as of June 22, 2017 (as amended and restated pursuant to the Restatement Agreement, the “Restated Credit Agreement”), among CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., an exempted limited company incorporated under the laws of Bermuda (“Borrower”), the Lenders party thereto from time to time (the “Lenders”) and TIME WARNER INC., a Delaware corporation (“Time Warner”), as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein and defined in the Restated Credit Agreement are used herein as therein defined.
Section 18 of the Guarantee dated as of May 2, 2014 (as amended and restated from time to time, the “Guarantee”) by and among CME Media Enterprises B.V., Central European Media Enterprises N.V., and Time Warner Inc. is hereby incorporated by reference as if fully set forth herein.
Each of the undersigned parties to the Guarantee hereby (a) consents to the transactions contemplated by the Restatement Agreement, (b) acknowledges and agrees that the guarantees made by such party contained in the Guarantee are, and shall remain, in full force and effect, in accordance with applicable law, on a continuous basis after giving effect to the Restatement Agreement and (c) acknowledges and agrees to all provisions of the Restatement Agreement that are applicable to it by virtue of it being a signatory hereto.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the date first written above.

CENTRAL EUROPEAN MEDIA ENTERPRISES N.V.

By:
Name:
Title:

[Signature Page to Acknowledgment and Consent (Revolving Loan Facility Credit Agreement)]

CME MEDIA ENTERPRISES B.V.

By:
Name: Alphons van Spaendonck
Title: Managing Director

By:
Name: Pan-Invest B.V., represented by.........
Title: Managing Director

[Signature Page to Acknowledgment and Consent (Revolving Loan Facility Credit Agreement)]